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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

To the Stockholders, Members, and Owners
Taylor Acquisition Group

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ CHAPMAN, WILLIAMS & CO.
                                             CHAPMAN, WILLIAMS & CO.

Carthage, Texas

January 22, 1997